Summary of significant accounting policies (Details Narrative)	12 Months Ended
	Dec. 31, 2021 USD ($) $ / shares	Dec. 31, 2020 USD ($) $ / shares
Working capital	$ 319,286	$ 537,911
Comprehensive loss	(2,291,840)	(1,796,133)
Net cash provided (used) by operating activities	(394,867)	(427,442)
Allowances for doubtful accounts	$ 0	43,068
Estimated residual value, percentage	5.00%
Description of Value Added Tax	The Company’ revenue is subject to a VAT rate of 17% before April 30, 2018, a VAT rate of 16% from May 1, 2018 to March 31, 2019 and a VAT rate of 13% from April 1, 2019 onwards.
Cash and cash equivalents	$ 39,343	$ 55,950
Average Translation Rate [Member]
Exchange rate on liability | $ / shares	$ 1.00	$ 1.00
Foreign Currency Exchange Rate, Translation	6.3693	6.5249
USD to RMB [Member]
Exchange rate on liability | $ / shares	$ 1.00	$ 1.00
Foreign Currency Exchange Rate, Translation	6.4515	6.8976
Deferred IPO Costs [Member]
Offering cost	$ 133,480